MANNING & NAPIER FUND, INC.

Supplement dated May 15, 2014 to the prospectuses dated March 1, 2014 for the following Series and Classes (the “Prospectuses”):

Pro-Blend Conservative Term Series – Classes S, I, C and R

Pro-Blend Moderate Term Series – Classes S, I, C and R

Pro-Blend Extended Term Series – Classes S, I, C and R

Pro-Blend Maximum Term Series – Classes S, I, C and R

(the “Pro-Blend Series”)

Target Income Series – Classes I, K and R

Target 2010 Series – Classes I, K and R

Target 2015 Series – Classes I, K and R

Target 2020 Series – Classes I, K and R

Target 2025 Series – Classes I, K and R

Target 2030 Series – Classes I, K and R

Target 2035 Series – Classes I, K and R

Target 2040 Series – Classes I, K and R

Target 2045 Series – Classes I, K and R

Target 2050 Series – Classes I, K and R

Target 2055 Series – Classes I, K and R

(the “Target Series”)

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

This supplement addresses upcoming enhancements expected to be made to the above Series of the Manning & Napier Fund, Inc.

Effective on or about July 14, 2014, the principal investment strategies of each Pro-Blend Series will change to permit the writing (selling) of options on securities and to permit the allocation of a portion of a Series’ assets to a quantitative managed futures strategy, pursuant to which a Series may buy and sell various fixed income, equity, currency and commodity futures contracts.

The Series’ investments in options and futures will be subject to the risks associated with the underlying asset classes thereof, including commodities risk, as well as the risks associated with derivative investments, including liquidity risk, leverage risk and correlation risk. Liquidity risk is described in the Prospectuses. Leverage risk is the risk that a derivative transaction could increase the Series’ exposure to the market and magnify potential losses, while correlation risk is the risk that changes in the value of a derivative may not correlate perfectly with its underlying asset.

The changes to the principal investment strategies and risks of the Pro-Blend Series will also impact the principal investment strategies and risks of the Target Series, as the Target Series invest in varying combinations of the Pro-Blend Series according to target asset allocation strategies. The Target Series’ current target allocations among the Pro-Blend Series can be found in the “Principal Investment Strategies” sections of the Target Series Prospectus.

More information will be available in the Prospectuses, as will be revised to reflect these enhancements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp PB TGT 05/2014